                                                                    EXHIBIT 10.9



                                 BASIC LEASE INFORMATION

DATE:                         June 26, 1996

LANDLORD                      WHC-SIX REAL ESTATE LIMITED PARTNERSHIP

TENANT:                       ADVANCED TELECOMMUNICATIONS MODULES, INC., a
                              California corporation

PREMISES                      Suites 201/202, 2933 Bunker Hill Lane, Santa
                              Clara, CA
                              (approx. 12,873 rentable sq. ft.)

USE: Storage, distribution, office, marketing and other legal use related thereto

TERM:                         Sixty (60) months

ESTIMATED COMMENCEMENT DATE   September 1, 1996

BASE RENT:                    Months 01-30:       $21,240.45 per month
                              Months 31-60:       $23,364.50 per month

TENANT'S PERCENTAGE SHARE
OF OPERATING EXPENSES AND
REAL PROPERTY TAXES:          Buildings:  5.65%   Tenant's Building:  26.11%

BASE YEAR:                    1996 calendar year

SECURITY DEPOSIT:             $23,364.50

BROKER:                       LANDLORD:  Cornish & Carey Commercial

                              TENANT:    Cornish & Carey Commercial

CONTRACT MANAGER:             Insignia Commercial Group, Inc.

ADDRESS FOR NOTICES:              LANDLORD:  c/o Insignia Commercial Group, Inc.
                                             2201 Dupont Drive, Ste. 100
                                             Irvine, CA 92715  Attn: J.R. Wetzel

                                  CONTRACT
                                  MANAGER:   160 W. Santa Clara St., Ste. 1350
                                             San Jose, CA 95113
                                             Attn: Mark Schmidt

                                  TENANT:    Prior to Commencement Date:

                                             1130 E. Arques Ave.
                                             Sunnyvale, CA 94086
                                             Attn:  Sandi Kile

                                             Following Commencement Date:

                                             The Premises

TENANT IMPROVEMENTS      Paint/recarpet Premises with project-standard materials

EXHIBITS:                Exhibits A, B, C, D, E, F and G

INITIALS:                _____________                          _____________
                         LANDLORD                               TENANT

         THIS LEASE, which is effective as of the date set forth in the Basic Lease Information, is entered into by Landlord and Tenant, as set forth in the Basic Lease Information. Terms which are capitalized in this Lease shall have the meanings set forth in the Basic Lease Information.

         1.    Premises. Landlord leases to Tenant, and Tenant leases from
               --------
Landlord, the Premises described in the Basic Lease Information, together with the right in common to use the Common Areas of Tenant's Building and the Property (both as defined below). The Common Areas shall mean the areas and facilities within Tenant's Building and the Property provided and designated by Landlord for the general use, convenience or benefit of Tenant and other tenants and occupants of the Buildings (e.g., common entrances and hallways; restrooms; trash disposal facilities; janitorial, telephone and electrical closets; and unreserved parking areas). For purposes of this Lease, the term 'Tenant's Building' shall mean that certain building within which the Premises are located (which building is commonly known as 2933 Bunker Hill Lane, Santa Clara, California), the term 'Buildings' shall mean all buildings located on the Property, and the term 'Property' shall mean all of the real property shown on Exhibit 'A' attached hereto.
----------

         2.    Term.
               ----

               (a)  Lease Term. The Term of this Lease shall commence on the
                    ----------
Commencement Date (as defined in Subsection 2(b)) and, unless terminated on an earlier date in accordance with the terms of this Lease, shall extend for the period (i.e., Term) specified in the Basic Lease Information.

               (b)  Commencement Date. The 'Commencement Date' of this Lease
                    -----------------
shall be the date that Landlord delivers possession of the Premises to Tenant (which date is presently estimated to be the Estimated Commencement Date set forth in the Basic Lease Information).

               (c)  Premises Not Delivered. If, for any reason, Landlord
                    ----------------------
cannot deliver possession of the Premises to Tenant by the Estimated Commencement Date, (i) Tenant shall not be obligated to pay Rent until the Commencement Date; (ii) the length of the Term shall not be extended; (iii) the failure shall not affect the validity of this Lease, or the obligations of Tenant under this Lease; and (iv) Landlord shall not be subject to any liability; provided, however, in the event Landlord has failed to deliver possession of the Premises to Tenant on or before October 15, 1996 ('Outside Possession Date'), Tenant shall have the right, as its sole and exclusive remedy, to terminate this Lease by providing Landlord with written notice thereof within five (5) days following the Outside Possession Date (provided, however, in the event that Landlord's failure to deliver possession of the Premises to Tenant on or before the Outside Possession Date is due, in whole or in part, to any causes beyond the reasonable control of Landlord ('Force Majeure Delay'), the Outside Possession Date shall be extended for the period of delay attributable to the Force Majeure Delay in question). In the event of such termination by Tenant, Tenant shall reimburse Landlord for all attorneys' fees and costs incurred by Landlord in connection with the preparation of this Lease (which reimbursement shall be made by Tenant concurrently with its notice of termination). In the event Tenant fails to provide Landlord with a notice of termination (and such reimbursement for attorneys' fees and costs) within such five (5) day period, this Lease shall continue in full force and effect.

               (d)  Commencement Date Memorandum. When the Commencement Date
                    ----------------------------
is determined, the parties shall execute a Commencement Date Memorandum, in the form attached hereto as Exhibit 'C', setting forth the Commencement Date and the expiration date ('Expiration Date') of this Lease.

               (e)  Early Entry. If Tenant is permitted to enter the Premises
                    -----------
prior to the Commencement Date for the purposes of fixturing or any purpose other than occupancy permitted by Landlord, the entry shall be subject to all the terms and provisions of this Lease, except that the payment of Rent shall commence as of the Commencement Date.

         3.    Rent.
               ----

               (a)  Rent. As used in this Lease, the term 'Rent' shall
                    ----
include: (i) the Base Rent; (ii) Tenant's Percentage Share of the total dollar increase, if any, in the Operating Expenses paid or incurred by Landlord during the calendar year over the Operating Expenses paid or incurred by Landlord in the Base Year ('Base Year') specified in the Basic Lease Information; (iii) Tenant's Percentage Share of the total dollar increase, if any, in the Real Property Taxes paid or incurred by Landlord during the calendar year over the Real Property Taxes paid or incurred during the Base Year; and (iv) all other amounts which Tenant is obligated to pay under the terms of this Lease.

               (b)  Unpaid Rent. Any amount of Rent which is not paid within
                    -----------
five (5) business days after the date when due shall bear interest from the date due until the date paid at the rate ('Interest Rate') which is the lesser of twelve percent (12%) per annum or the maximum rate permitted by law.

               (c)  Late Payment Charges. Tenant hereby acknowledges that late
                    --------------------
payment by Tenant to Landlord of Rent and any other sums to be paid to Landlord hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of Rent of any other sums due from Tenant shall not be received by Landlord within five (5) business days after the date when due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

               (d)  Payments. All payments due from Tenant to Landlord shall
                    --------
be paid to Contract Manager (or such other entity designated by Landlord), without prior demand or notice, deduction or off set, in lawful money of the United States of America at Landlord's address for notices hereunder or to such other person at such other place as Landlord may from time to time designate by written notice to Tenant.

               (e)  Proration of Rent. If the Commencement Date is not the
                    -----------------
first day of the month, or if the end of the Term is not the last day of the month. Rent shall be prorated on a monthly basis (based upon a thirty (30) day month) for the fractional month during the month which this Lease commences or terminates. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Subsections 5(d) and 6(e) below which are to be performed after the termination.

         4.    Base Rent. Tenant shall pay Base Rent and all other amounts owing
               ---------
under this Lease as Rent to Contract Manager (or other entity designated by Landlord). in advance. on the first day of each calendar month of the Term, at Contract Manager's address for notices (as set forth in the Basic Lease Information) or at such other address as Landlord may designate. The Base Rent shall be the amount set forth in the Basic Lease Information. Notwithstanding -the foregoing, Tenant shall pay the Base Rent for the first month of the Term upon execution of this Lease, together with the Security Deposit.

         5.    Additional Rent - Annual Rent Adjustment/Operating Expenses.
               -----------------------------------------------------------

               (a)  Increase in Operating Expenses. Tenant shall pay as Rent
                    ------------------------------
Tenant's Percentage Share of the total dollar increase, if any, in the Operating Expenses paid or incurred by Landlord during the calendar year over the Operating Expenses paid or incurred by Landlord during the Base Year.

               (b)  Operating Expenses. The term 'Operating Expenses' shall
                    ------------------
mean (i) all of Landlord's direct costs and expenses of operation, repair and maintenance of the Buildings and the Property, including the Common Areas and supporting facilities, as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (ii) costs, or a portion thereof, properly allocable to the Buildings or Common Areas of any capital improvements made to the Buildings or Common Areas by Landlord after the date of this Lease which comprise labor-saving devises or other equipment intended to improve the operating efficiency of any system within the Buildings or Common Areas (such as an energy management computer system); and (iii) costs properly allocable to the Buildings or Common Areas of any capital improvements made to the Buildings or Common Areas by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Buildings and Common Areas at the time they were constructed, or that are reasonably required for the health and safety of tenants in the Buildings, the costs, or allocable portion thereof, to be amortized over the useful life of the capital improvements in question (as determined by Landlord in its reasonable discretion), together with interest upon the unamortized balance at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing the capital improvements. If Landlord elects to self-insure or includes the Property under blanket insurance policies covering multiple properties, then the term 'Operating Expenses' shall include the portion of the cost of such self-insurance or blanket insurance allocated by Landlord to this Property.

         The following shall not constitute Operating Expenses for purposes of this Lease, and nothing contained herein shall be deemed to require Tenant to pay for any of the following as Operating Expenses (but without relieving Tenant of any obligation to pay for any of the same pursuant to any other provisions of this Lease): (i) damage and repairs attributable to condemnation, fire or other casualty (but not excluding the deductible portion of any insurance covering such fire or other casualty (or, if Landlord elects to self-insure, an amount equal to what would have been the deductible portion had Landlord maintained such insurance)); (ii) damage and repairs covered under any warranty or insurance policy carried by Landlord in connection with the Buildings or the Property (including the Common Areas) (but not excluding the deductible portion of any such warranty or insurance (or, if Landlord elects to self-insure, an amount equal to what would have been the deductible portion had Landlord maintained such insurance)); (iii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (iv) corporate executive salaries of Landlord; (v) Landlord's general overhead not related to the Buildings and the Property (including the Common Areas); (vi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (vii) depreciation; (viii) any cost or expense related to the testing for, removal, transportation or storage of hazardous materials from the Buildings or the Property (including the Common Areas); (ix) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; or (x) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Buildings or the Common Areas. Landlord shall not collect in excess of one hundred percent (100%) of the Operating Expenses or any item or cost more than once. Any Operating Expenses charged Landlord by any of its affiliates for goods and services provided to the Buildings or the Property shall not exceed the then-prevailing cost thereof that would be charged to Landlord by non-affiliated parties.

               (c)  Estimates of Increases in Operating Expenses. During
                    --------------------------------------------
December of each calendar year during the Term (commencing with December, 1996), or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of any amount of Operating Expenses in excess of the Operating Expenses incurred in the Base Year and the amount of the increase which will be payable for the ensuing calendar year. On or before the first day of each month during the ensuring calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the estimated amount; provided, however, that if notice is not given in December, Tenant shall continue to pay on the basis of the then applicable Rent until the month after the notice is given. If at any time it appears to Landlord that the increased amount payable for the current calendar year will vary from Landlord's estimate by more than five percent (5%). Landlord may give notice to Tenant of Landlord's revised estimate for the year, and subsequent payments by Tenant for the year shall be based on the revised estimate; provided, however, that Landlord shall not give notice of a revised estimate for any year more frequently than once a calendar quarter.

               (d)  Annual Adjustment. Within one hundred twenty (120) days
                    -----------------
after the close of each calendar year of the Term, or as soon after the one hundred twenty (120) day period as practicable, Landlord. shall deliver to Tenant a statement of the adjustment to the Operating

Expenses for the prior calendar year. If, on the basis of the statement, Tenant owes an amount that is less than the estimated payments for the calendar year previously made by Tenant, Landlord shall apply the excess to the next payment of increased Operating Expenses due. If, on the basis of the statement, Tenant owes an amount that is more than the estimated payments for the calendar year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The statement of Operating Expenses shall be presumed correct and shall be deemed final and binding upon Tenant unless (i) Tenant in good faith objects in writing thereto within thirty (30) days after delivery of the statement to Tenant (which writing shall state, in reasonable detail, all of the reasons for the objection); and
(ii) Tenant pays in full, within thirty (30) days after delivery of the statement to Tenant, any amount owed by Tenant with respect to the statement which is not in dispute. If Tenant objects to Landlord's allocation to this Property of the cost of self-insurance or blanket insurance, such allocation shall nonetheless be presumed correct and shall be deemed final and binding upon Tenant unless Tenant's timely written objection includes credible evidence that Landlord could have obtained substantially comparable insurance coverage for this Property alone at lower cost.

               (e)  Audit. Landlord shall keep for a period of at least twelve
                    -----
(12) months after the expiration of each calendar year, full and accurate books, records and supporting documents relating to the calculations reflected in Landlord's annual statement of Operating Expenses and Real Property Taxes (as defined below). Tenant shall have the right to challenge the accuracy of the calculations set. forth in any annual statement provided by Landlord by providing Landlord with notice thereof within the thirty (30) day period referenced in subsection (i) of the fourth sentence of Section 5(d) above, and, if Tenant timely provides such notice and makes the payment described in subsection (ii) of the fourth sentence of Section 5(d) above, then Landlord shall make its books and supporting documents relating to the annual statement in question available to Tenant or an independent certified public accountant (which accountant shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld) at Landlord's designated office (which inspection and/or audit shall be undertaken, if at all, within thirty (30) days following Landlord's receipt of Tenant's notice of challenge). The Operating Expenses and/or Real Property Taxes shall be appropriately adjusted on the basis of such certified audit provided such audit was performed within such thirty
(30) day period by the independent certified public accountant approved by Landlord. Tenant shall pay the cost and expense of such audit, unless such audit shows an overpayment discrepancy of more than five percent (5%) of Operating Expenses or Real Property Taxes, as the case may be, in which event Landlord shall reimburse Tenant the reasonable costs and expenses of the independent certified public accountant performing such audit.

         6.    Additional Rent - Annual Rent Adjustments/Real Property Taxes.
               -------------------------------------------------------------

               (a)  Increase in Real Property Taxes. Tenant shall pay as Rent
                    -------------------------------
Tenant's Percentage Share of the total dollar increase, if any, in the Real Property Taxes paid or incurred by Landlord in the calendar year over the Real Property Taxes paid or incurred by Landlord during the Base Year.

               (b)  Real Property Taxes. The term 'Real Property Taxes' shall
                    -------------------
mean any ordinary or extraordinary form of assessment or special assessment, license fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax, other than net income, premium, estate, succession, inheritance, transfer or franchise taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government for any maintenance or improvement or other district or division thereof, relating to all or any part of the Property, including the Buildings and Premises. The term shall include all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Premises, Buildings and/or Property, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees, and other governmental charges (including, but not limited to, charges for traffic facilities, improvements, child care, water services studies and improvements, and fire services studies and improvements) for amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvement, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises, Buildings or Property or become payable during the Term.

               (c)  Acknowledgment of Parties. It is acknowledged by Landlord
                    -------------------------
and Tenant that Proposition 13 was adopted by the voters of the Sate of California in the June, 1978 election, and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which formerly may have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition 13 or any other cause are to be included within the definition of Real Property Taxes for purposes of this Lease.

               (d)  Estimates of Increases in Real Property Taxes. During
                    ---------------------------------------------
December of each calendar year during the Term (commencing with December, 1996), or as soon thereafter as practicable, Landlord shall give Tenant written notice if Landlord estimates that the Real Property Taxes will exceed the Real Property Taxes incurred in the Base Year, and the amount of the increase which will be payable for the ensuing calendar year. On or before the first day of each month during the ensuring calendar year, Tenant shall pay to Landlord one-twelfth
(12th) of the estimated amount; provided, however, that if notice is not given in December, Tenant shall continue to pay on the basis of the then applicable Rent until the month after the notice is given. If at any time it appears to Landlord that the increased amount payable for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised estimate for the year, and subsequent payments by Tenant for the year shall be based on the revised estimate; provided, however, that Landlord shall not give notice of a revised estimate for any year more frequently than once a calendar quarter.

               (e)  Annual Adjustment. Within one hundred twenty (120) days
                    -----------------
after the close of each calendar year of the Term, or as soon after the one hundred twenty (120) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustment to the Real Property Taxes for the prior calendar year; the statement shall be final and binding upon Landlord and Tenant. If, on the basis of the statement, Tenant owes an amount that is less than the estimated payments for the calendar year previously made by Tenant, Landlord shall apply the excess to the next payment of increased Real Property Taxes due. If, on the basis of the statement, Tenant owes an amount that is more than the estimated payments for the calendar year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

               (f)  Taxes on Tenant Improvements and Personal Property.
                    --------------------------------------------------
Notwithstanding any other provision hereof, Tenant shall pay the full amount of any increase in Real Property Taxes during the Term resulting from any and all alterations and tenant improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay, prior to delinquency, all taxes assessed or levied against Tenant's personal property in, on or about the Premises. When possible, Tenant shall cause its personal property to be assessed and billed separately from the real or personal property of Landlord.

         7.    Tenant's Percentage Share.
               -------------------------

               (a)  Calculation of Tenant's Percentage Share. Tenant's
                    ----------------------------------------
Percentage Share of increases in Operating Expenses and Real Property Taxes may be determined by Landlord as a function of the rentable square footage of Tenant's Building or the rentable square footage of all the Buildings located on the Property, depending on the nature of the item to be charged. Tenant acknowledges that the total rentable square footage of the Buildings may change from time to time, and that Tenant's percentage Share may vary accordingly.

               (b)  Tenant's Percentage Share. Tenant's Percentage Share of
                    -------------------------
increases in Operating Expenses and Real Property Taxes to be charged as a function of the Buildings presently is 5.65%, and Tenant's Percentage Share of increases in Operating Expenses and Real Property Taxes to be charged as a function of Tenant's Building presently is 26.11%.

         8.    'As-Is' Condition. Except as provided in this Section 8 below,
                ----------------
Tenant agrees to accept the Premises, the Common Areas and all of the areas outside of the Premises in 'as-is' condition as of the Commencement Date, and acknowledges and agrees that Landlord has made no representation or warranty whatsoever to Tenant regarding the Premises or the suitability of the Premises, Common Areas and any of the facilities associated with the Premises, for Tenant's stated or intended use. Prior to the Commencement Date, Landlord shall, at its sole cost and expense, cause (i) the interior walls of the Premises to be painted with project-standard paint, and (ii) the carpeted areas of the Premises to be recarpeted with project-standard carpeting.

         9.    Uses of Premises.
               ----------------

               (a) Tenant shall use the Premises solely for the use set forth in the Basic Lease Information, and Tenant shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord, which consent shall be given or withheld in the sole and absolute discretion of Landlord without any requirement of reasonableness in the exercise of that discretion. Tenant shall, at its own cost and expense, comply with all laws, rules, regulations, orders, permits, licenses and ordinances issued by any governmental authority which relate to the condition, use or occupancy of the Premises during the Term of this Lease; provided, however, Tenant shall not be required to make or pay for (except to the extent the same is included as part of Operating Expenses pursuant to Section 5 above) any capital improvements (including structural changes) required to be made to the Buildings (including the Premises) or the Property (including the Common Areas) in order to comply with such laws, rules, regulations, orders, permits, licenses and ordinances unless the same is necessitated by reason of (i) Tenant's particular use of the Premises, or (ii) any alterations, additions or improvements made to the Premises by or under the direction of Tenant. Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to other tenants in the Building.

               (b) 'Hazardous Substance' shall mean the substances included within the definitions of the term 'Hazardous Substance' under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., and the California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code Section 25300 et seq., and regulations promulgated thereunder, as amended. 'Hazardous Waste' shall mean (a) any waste listed as or meeting the identified characteristics of a 'Hazardous Waste' under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., and regulations promulgated pursuant thereto, collectively 'RCRA', or (b) any waste meeting the identified characteristics of 'Hazardous Waste' under California Hazardous Waste Control Law, California Health and Safety Code Section 25100 et seq., and regulations promulgated pursuant thereto, collectively 'CHWCL'. 'Hazardous Waste Facility' shall mean a hazardous waste facility as defined under CHWCL.

               (c)  Tenant covenants that, at its sole cost and expense, it will comply with all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of hazardous substances or wastes, and Tenant will provide Landlord with copies of all permits, registrations or other similar documents that authorize Tenant to conduct any such activities in connection with its authorized use of the Premises. Additionally, Tenant agrees to comply with the Rules and Regulations attached hereto as Exhibit 'E' (the 'Rules'), the requirements of the Board of
                   ----------
Fire Underwriters or Landlord's insurance carrier, and to comply with covenants, conditions and restrictions ('CC&Rs') applicable to the Building.

               (d) Tenant agrees that it shall not operate on the Premises any facility required to be permitted or licensed as a Hazardous Waste Facility or for which interim status as such is required. Nor shall Tenant store any Hazardous Wastes on the Premises for ninety (90) days or more.

               (e) Tenant agrees to comply with all applicable laws, rules, regulations, orders, and permits relating to underground storage tanks (including any installation', monitoring, maintenance, closure and/or removal of such tanks) as such tanks are defined in California Health and Safety Code,
Section 25281(u), including, without limitation, complying with California Health and Safety Code Section 25280-25299.6 and the regulations promulgated thereunder. Tenant shall furnish to Landlord copies of all registrations and permits for all underground storage tanks.

               (f) If applicable, Tenant shall provide to Landlord in writing the following information and/or documentation at the Commencement Date and within sixty (60) days of any change in the required information and/or documentation:

                    (i) A list of all hazardous substances and/or wastes that Tenant uses, handles, generates, transports, stores, treats or disposes in connection with its operations on the Premises.

                    (ii) Copies of all Material Safety Data Sheets ('MSDSs') required to be completed with respect to operations of Tenant at the Premises in accordance with Title 8, California Code of Regulations Section 5194 or 42 U.S.C. Section 11021, or any amendments thereto. In lieu of this requirement, Tenant may provide a Hazardous Materials Inventory Sheet that details the MSDSs.

                    (iii) Copies of all hazardous waste manifests, as defined in Title 22, California Code of Regulations Section 66481, that Tenant is required to complete in all connections with its operations at the Premises.

                    (iv) A copy of any Hazardous Materials Management Plans required with respect to Tenant's operations.

                    (v) Copies of any Contingency Plans and Emergency Procedures required of Tenant due to its operations in accordance with Title 22, Chapter 30, Article 20, of the California Code of Regulations, and any amendments thereto.

                    (vi) Copies of any biennial reports to be furnished to California Department of Health Services relating to hazardous substances or wastes.

                    (vii) Copies of all industrial waste water discharge permits.

               (g) Tenant shall secure Landlord's prior written approval for any proposed receipt, storage, possession, use, transfer or disposal of 'Radioactive Materials' or 'Radiation', as such materials are defined in Title 17, California Code of Regulations Section 30100(w) and (z) or possessing the characteristics of the materials so defined which approval Landlord may withhold in its sole and absolute discretion. The Tenant in connection with any authorized receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation shall:

                    (i) Comply with all federal, state and local laws, rules, regulations, orders, licenses and permits;

                    (ii) Furnish Landlord with a list of all radioactive materials or radiation received, stored, possessed, used, transferred or disposed; and

                    (iii) Furnish Landlord with all licenses, registration materials, inspection reports, orders and permits in connection with the receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation.

               (h) Tenant shall comply with any and all applicable laws, rules, regulations, and orders with respect to the release into the environment of any hazardous wastes or substances or radiation or radioactive materials. Tenant shall notify Landlord in writing of any unauthorized release into the environment within twenty-four (24) hours of the time at which Tenant becomes aware of such release.

               (i) Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, losses (including, but not limited to, loss of rental income and loss due to business interruption), damages (including diminution in value or loss of rental value following expiration or earlier termination of the
Term), liabilities, costs, legal fees, and expenses of any sort arising out of or relating to any unauthorized release into the environment of Hazardous Substances or Hazardous Wastes or Radioactive Materials by Tenant or any of Tenant's agents, contractors or invitees, or Tenant's failure to comply with Subparagraphs (a)-(h) of this section of the Lease.

               (j) Tenant agrees to cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials. Upon request, Tenant agrees to grant Landlord reasonable access at reasonable times to the Premises to inspect Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials without being deemed guilty of any disturbance of Tenant's use or possession and without being liable to Tenant in any manner.

               (k) Notwithstanding Landlord's rights of inspection and review under this paragraph, Landlord shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Landlord to conduct any sort of inspection or review by reason of the provisions of this paragraph.

               (l) Tenant shall fully complete, execute and, concurrently with Tenant's execution and delivery of this Lease to Landlord, deliver to Landlord an Environmental Questionnaire and Disclosure Statement in the form attached to this Lease as Exhibit 'F.' The completed Environmental Questionnaire and Disclosure Statement shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to fully rely on the information contained therein.

               (m) This Section 9 of the Lease shall survive termination of the Lease.

         10.   Alterations.
               -----------

               (a) Permitted Alterations. Tenant shall give Landlord not less than ten (10) days' notice of any alteration Tenant desires to make to the Premises. Tenant shall not make any alteration in, or about the Premises without the prior written consent of Landlord unless the alteration does not affect the Tenant's Building structure, the exterior appearance of the Tenant's Building, the roof or the Tenant's Building systems (e.g., electrical systems) and the total cost of any such alterations is not in excess of Fifteen Thousand Dollars ($15,000) in any twelve (12) month period during the Term. Tenant shall comply with all rules, laws, ordinances and requirements at the time Tenant makes any alteration and shall deliver to Landlord a complete set of 'as built' plans and specifications for each alteration. Tenant shall be solely responsible for maintenance and repair of all alterations made by Tenant. As used in this Section, the term 'alteration' shall include any alteration, addition or improvement.

          (b)  Liens. If, because of any act or omission of Tenant or anyone
               -----
claiming by, through, or under Tenant, any mechanics' lien or other lien is filed against the Premises, the Tenant's Building, the Property or against other property of Landlord (whether or not the lien is valid or enforceable), Tenant shall, at its own expense, cause it to be discharged of record within a reasonable time, not to exceed thirty (30) days, after the date of the filing. In addition, Tenant shall defend and indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting from the lien.

          (c)  Ownership of Alterations. Any alteration made by Tenant shall
               ------------------------
immediately become Landlord's property. Except as provided in Subsection 10(d), Landlord may require Tenant at Tenant's sole expense and by the end of the Term, to remove any alterations made by Tenant and to restore the Premises to its condition prior to the alteration.

          (d)  Request Regarding Removal Obligation. At the time that Tenant
               ------------------------------------
requests Landlord's consent to any alteration, Tenant may request that Landlord notify Tenant if Landlord will require Tenant, at Tenant's sole expense to remove any or all of the alteration by the end of the Term, and to restore the premises to its condition prior to the alteration.

     11.  Repairs. Tenant, at all times during the Term and at Tenant's sole
          -------
cost and expense, shall keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto not caused by Tenant, by fire, earthquake, acts of God or the elements excepted. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect.

     12.  Damage or Destruction.
          ---------------------

          (a)  Landlord's Obligations to Rebuild. If the Premises are damaged or
               ---------------------------------
destroyed, Landlord shall promptly and diligently repair the Premises unless Landlord has the option to terminate this Lease as provided herein, and Landlord elects to terminate.

          (b)  Right to Terminate. Landlord and Tenant each shall have the
               ------------------
option to terminate this Lease if the Premises or the Tenant's Building is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, if Landlord reasonably determines that the repair of the Premises or the Tenant's Building cannot be completed within two hundred seventy (270) days after the casualty. If a party desires to exercise the right to terminate this Lease as a result of a casualty, the party shall exercise the right by giving the other party written notice of its election to terminate within thirty (30) days after the damage or destruction, in which event this Lease shall terminate five (5) days after the date of the notice. If neither Landlord nor Tenant exercises the right to terminate this Lease, Landlord shall promptly commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Tenant's Building as soon as practicable and thereafter prosecute the repair diligently to completion, in which event this Lease shall continue in full force and effect.

          (c) Limited Obligation to Repair. Landlord's obligation, should
              ----------------------------
Landlord elect or be obligated to repair or rebuild, shall be limited to the Tenant's Building shell and any tenant improvements which are constructed and paid for by Landlord pursuant to Section 8 above. Tenant, at its option and expense, shall replace or fully repair all trade fixtures, equipment and other improvements installed by Tenant and existing at the time of the damage or destruction.

          (d) Abatement of Rent. In the event of any damage or destruction to
              -----------------
the Premises which does not result in termination of this Lease, the Base Rent shall be temporarily abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing during the period required by Landlord to substantially complete its repair and restoration of the premises; provided, however, that nothing herein shall preclude Landlord from being entitled to collect the full amount of any rent loss insurance proceeds. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by any damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereafter enacted.

          (e) Damage Near End of Term and Extensive Damage. In addition to the
              --------------------------------------------
rights to termination under Subsection 12 (b), either Landlord or Tenant shall have the right to cancel and terminate this Lease as of the date of the occurrence of destruction or damage if the Premises or the Tenant's Building is substantially destroyed or damaged (i.e., there is damage or destruction which Landlord determines would require more than six (6) months to repair) and made untenantable during the last twelve (12) months of the Term. Landlord or Tenant shall give notice of its election to terminate this Lease under this Subsection 12(e) within thirty (30) days after Landlord determines that the damage or destruction would require more than six (6) months to repair. If neither Landlord nor Tenant elects to terminate this Lease, the repair of the damage shall be governed by Subsection 12(a) or 12(b) as the case may be.

          (f) Insurance Proceeds. If this Lease is terminated, Landlord may keep
              ------------------
all the insurance proceeds resulting from the damage, except for those proceeds which specifically insured Tenant's personal property and trade fixtures.

     13.  Eminent Domain. If all or any party of the Premises is taken for
          --------------
public or quasi-public use by a governmental authority under the power of eminent domain or is conveyed to a governmental authority in lieu of such taking, and if the taking or conveyance causes the remaining part of the Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant, at its option and by giving notice within fifteen (15) days after the taking, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If a part of the Premises is taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the Rent shall be reduced in proportion to the part of the Premises taken or conveyed. All compensation awarded for the taking or conveyance shall be the property of Landlord without any deduction therefrom for any estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to the award. Tenant shall have the right, however, to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of the interruption of Tenant's business, moving and relocation expenses and removal of Tenant's trade fixtures and personal property.

     14.  Indemnity and Insurance.
          -----------------------

          (a) Indemnity. Tenant shall be responsible for, shall insure against,
              ---------
and shall indemnify Landlord and its agents, employees, contractors, officers and directors and hold them harmless from, any and all liability for any loss, damage or injury to person or property occurring in, on or about the Premises (except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees, contractors, officers or directors), and Tenant hereby releases Landlord and its agents, employees, contractors, officers and directors from any and all liability for the same. Tenant's obligation to indemnify Landlord and its agents, employees, contractors, officers and directors hereunder shall include the duty to defend against any claims asserted by reason of any loss, damage or injury, and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

          (b) Insurance. At all times during the term of this Lease, Tenant
              ---------
shall carry, at its own expense, for the protection of Tenant, Landlord, Landlord's constituent parts and Landlord's management agents, as their interest may appear, one or more policies of comprehensive general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with minimum coverages of One Million Dollars ($1,000,000) for injury to one person in any one accident, One Million Dollars ($1,000,000) for injuries to more than one person in any one accident and One Million Dollars ($1,000,000) in property damage per accident and insuring against any and all liability for which Tenant is responsible under this Lease. The insurance policy or policies shall name Landlord, Landlord's constituent parts and Landlord's management agents (including, without limitation, JER Investment Management L.P. and Insignia Commercial Group, Inc.) as additional insureds, and shall provide that the policy or policies may not be canceled on less than thirty (30) days' prior written notice to Landlord. Concurrently with Tenant's execution of this Lease and thereafter upon the request of Landlord, Tenant shall furnish Landlord with certificates evidencing the insurance. If Tenant fails to carry the insurance and furnish Landlord with copies of all the policies after a request to do so, Landlord shall have the right to obtain the insurance and collect the cost thereof from Tenant as additional Rent.

     15.  Assignment and Subletting.
          -------------------------

          (a) Landlord's Consent. Tenant shall not assign, sublet or otherwise
              ------------------
transfer all or any portion of Tenant's interest in this Lease (collectively 'sublet') without Landlord's prior written consent, which consent shall not be unreasonably withheld. Consent by Landlord to one sublet shall not be deemed to be a consent to any subsequent sublet.

          (b) Effect of Sublet. Each sublet to which Landlord has consented
              ----------------
shall be by an instrument in writing, in a form satisfactory to Landlord as evidenced by Landlord's written approval. Each sublessee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease, and Landlord shall have the right to proceed against Tenant without proceeding against the subtenant.

          (c) Information to be Furnished. If Tenant desires at any time to
              ---------------------------
sublet the Premises, Tenant shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed subtenant;
(ii) the nature of the proposed subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease and a copy of the proposed sublease form; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed subtenant.

          (d) Landlord's Election. At any time within ten (10) business days
              -------------------
after Landlord's receipt of the information specified in Subsection 15(c), Landlord may, by written notice to Tenant, elect either (i) to consent to the sublet by Tenant; or (ii) to refuse its consent to the sublet. If Landlord fails to elect either of the alternatives within the ten (1:0) business day period, it shall be deemed that Landlord has refused its consent to the sublet. If Landlord refuses its consent, Landlord shall deliver to Tenant a statement of the basis for its refusal. Any attempted sublet without Landlord's consent shall not be effective.

          (e) Payment Upon Sublet. If Landlord consents to the sublet, Tenant
              -------------------
may thereafter enter into a valid sublet of the premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to Subsection 15(c), subject to the condition that fifty percent (50%) of any excess of the monies due to Tenant under the sublet ('subrent') over the Rent required to be paid by Tenant hereunder shall be paid to Landlord, after first deducting out for Tenant's account the reasonable marketing, tenant improvements and legal costs, if any, incurred by Tenant in connection with the sublet in question. Any subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Base Rent payable to Landlord hereunder pursuant to the terms of Section 4. The term 'subrent' as used herein shall include any consideration of any kind received, or to be received, by Tenant from the subtenant, if the sums are related to Tenant's interest in this Lease or in the Premises, including, without limitation, bonus money, and payments (in excess of fair market value thereof) for Tenant's assets, fixtures. inventory, accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership of Tenant.

          (f) Executed Counterparts. No sublet shall be valid nor shall any
              ---------------------
subtenant take possession of the Premises until an executed counterpart of the sublease has been delivered to Landlord and approved in writing by Landlord, which approval shall be given or withheld by Landlord within ten (10) business days following Landlord's receipt of such executed counterpart (and if Landlord fails to give or withhold such approval within such ten (10) business day period, Landlord shall be deemed to have withheld its approval of the sublease in question).

          (g) Transfer to Purchaser. A transfer of this Lease to one or more
              ---------------------
purchasers of a majority interest in Tenant shall be deemed a sublet under this Lease.

          (h) Transfer to Affiliates. Tenant may assign this Lease or sublet the
              ----------------------
Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as going concern of the business that is being conducted on the Premises, provided that the assignee assumes, in full, the obligations of Tenant under this Lease.

     16.  Default.
          -------

          (a) Tenant's Default. At the option of Landlord, a material breach of
              ----------------
this Lease by Tenant shall exist if any of the following events (severally, 'Event of Default'; collectively, 'Events of Default') shall occur: (i) if Tenant shall have failed to pay Rent, including Tenant's Percentage Share of increased operating Expenses, Tenant's Percentage Share of increased Real Property Taxes, or any other sum required to be paid hereunder within five (5) business days after the date when due, together with interest at the Interest Rate, from the date the amount became due through the date of payment, inclusive; (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure the breach within fifteen (15) days after written notice from Landlord if the breach could reasonably be cured within the -fifteen
(15) day period; provided, however, if the failure could not reasonably be cured within the fifteen (15) day period, then Tenant shall not be in default unless it has failed to promptly commence and thereafter continue to make diligent and reasonable efforts to cure the failure as soon as practicable as reasonably determined by Landlord; (iii) if Tenant shall have assigned its assets for the benefit of its creditors; (iv) if the sequestrations of, attachment of, or execution on, any material part of the property of Tenant or any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of the property within thirty
(30) days thereafter, or prior to sale pursuant to any sequestration, attachment or levy, whichever is earlier; (v) if Tenant shall have abandoned the Premises;
(vi) if a court shall have made or entered any decree or order adjudging Tenant to be insolvent, or approving as property filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and the decree or order shall have continued for a period of thirty (30) days;
(vii) if Tenant shall make or suffer any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provision of the federal Bankruptcy Laws or any applicable state law; or
(viii) if Tenant shall have failed to comply with the provisions of Section 24 or 26. An Event of Default shall constitute a default under this Lease.

          (b) Remedies Upon Tenant's Default. Upon an Event of Default, Landlord
              ------------------------------
shall have the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

               (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet it, or any part of it, to third parties for Tenant's account, provided that any Rent in excess of the Rent due hereunder shall be payable to Landlord. Tenant shall be liable to Landlord for all reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the dates the Rent is due, less the Rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this Subsection (i) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

               (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant's costs and to recover from Tenant as damages: (a) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (1) in retaking possession of the Premises, including reasonable attorneys' fees and costs therefor; (2) maintaining or preserving the Premises for reletting to a new tenant, including repairs or alterations to the Premises for the reletting; (3) leasing commissions; (4) any other costs necessary or appropriate to relet the Premises; and (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

     The "worth at the time of award" of the amounts referred to in Subsections
(ii) (a) and (ii) (b) is computed by allowing interest at the lesser of twelve percent (12%) per annum or the maximum rate permitted by law, on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Subsection (ii) (c) is computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

         (c) Landlord's Default. Landlord shall not be deemed to be in default
              ------------------
in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform the obligation; provided, however, that if the nature of Landlord obligation is such that more than thirty
(30) days are required for its performance, then Landlord, shall not be deemed to be in default if Landlord shall commence the performance within the thirty
(30) day period and thereafter shall diligently prosecute the same to completion.

     17. Landlord's Right to Perform Tenant's Covenants. If Tenant shall at any
         ----------------------------------------------
time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall de due and payable by Tenant within five (5) business days following Tenant's receipt of Landlord's written demand therefor, together with interest thereon at the Interest Rate, from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

     18. Security Deposit. Tenant has deposited with Landlord the Security
         ----------------
Deposit, in the amount specified in the Basic Lease Information, as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or other sum in default, for the payment of any amount which Landlord may expend or become obligated to expend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is used or applied, Tenant shall deposit with Landlord, within ten (10) days after written demand therefor, cash in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the

Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit.

          19. Surrender of Premises. By taking possession of the Premises,
              ---------------------
Tenant shall be deemed to have accepted the Premises and the Property in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. On the expiration or early termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition as of the Commencement Date, normal wear and tear and any casualty covered by insurance maintained by Landlord excepted. Tenant shall remove from the Premises all of Tenant's personal property, trade fixtures and any alterations required to be removed pursuant to Section 10. Tenant shall repair damage or perform any restoration work required by the removal. If Tenant fails to remove any personal property, trade fixtures or alterations after the end of the Term, Landlord may remove the property and store it at Tenant's expense, including interest at the Interest Rate. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

          20. Holding Over. If Tenant remains in possession of all or any part
              ------------
of the Premises after the expiration of the Term or the termination of this Lease, the tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event. Base Rent shall be increased in an amount equal to one hundred and twenty-five percent (125%) of the Base Rent during the last month of the Term (including any extensions), and any other sums due under this Lease shall be payable in the amount, and at the times, specified in this Lease. The month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained in this Lease and Tenant shall vacate the Premises immediately upon Landlord's request.

          21. Access to Premises. Tenant shall permit Landlord and its agents to
              ------------------
enter the Premises at all reasonable times upon reasonable notice, except in the case of an emergency (in which event no notice shall be necessary), to inspect the Premises; to post Notices of Nonresponsibility and similar notices and to show the Premises to interested parties such as prospective mortgagors, purchasers and tenant (except that Landlord may show the Premises to prospective tenants only during the last twelve (12) months of the term); to make necessary alterations, additions, improvements or repairs either to the Premises, the Tenant's Building, or other premises within the Tenant's Building; and to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's operations.

          22. Signs.
              -----

          (a) In General. The size, design, color, location and other physical
              ----------
aspects of any sign in or on the Buildings shall be subject to the CC&Rs, Rules and Landlord's approval prior to installation, and to any appropriate municipal or other governmental approvals. The costs of any permitted sign, and the costs of its installation, maintenance and removal, shall be at Tenant's sole expense and shall be paid within ten (10) days of Tenant's receipt of a bill from Landlord for the costs. Landlord will provide initial directory and suite signage at Landlord's expense

          (b) Exterior Signs. Notwithstanding the foregoing, Tenant shall not be
              --------------
entitled to any signs on the outside portions of the Property (including on the exterior of the Buildings), except that, upon the request of Tenant, Landlord shall cause Tenant's name to be placed on the monument sign presently located on the Property. The size, design, color, location and other physical aspects of the placement of Tenant's name on such monument sign shall be determined by Landlord in its reasonable discretion (except that the size and location thereof shall be comparable to that of the current tenant of the Premises (i.e., Minerva), and such placement shall be on a non-exclusive basis. The costs of installing, maintaining and removing Tenant's name from the monument sign shall be at Tenant's sole expense and shall be paid by Tenant to Landlord within ten
(10) days of Tenant's receipt of a bill from Landlord for the costs.

     23. Waiver of Subrogation. Anything in this Lease to the contrary
         ---------------------
notwithstanding, Landlord and Tenant each hereby waives and releases the other of and from any and all rights of recovery, claim, action or cause of action against the other, its subsidiaries, directors, agents, officers and employees, for any loss or damage that may occur in the Premises, the Buildings or the property; to improvements to the Buildings or personal property (building contents) within the Buildings; or to any furniture, equipment, machinery, goods and supplies not covered by this Lease which Tenant may bring or obtain upon the Premises or any additional improvements which Tenant may construct on the Premises by reason of fire, the elements or any other cause which is required to be insured against under this Lease, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, subsidiaries, directors, officers and employees, to the extent insured against under the terms of any insurance policies carried by Landlord or Tenant and in force at the time of any such damage, but only if the insurance in question permits such a partial release in connection with obtaining a waiver of subrogation from the insurer. Because this Section will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company written notice of the terms of the mutual waivers contained in this Section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Section.

     24.  Subordination.
          -------------

          (a) Subordinate Nature. Except as provided in Subsection (b), this
              ------------------
Lease is subject and subordinate to all ground and underlying leases, mortgages and deeds of trust which now or may hereafter affect the Property, the Buildings or the Premises, to the CC&Rs, and to all renewals, modifications, consolidation, replacements and extensions thereof. Within ten (10) days after Landlord's written request thereof or, Tenant shall execute any and all documents required by Landlord, the lessor under any ground or underlying lease ("Lessor"), or the holder or holders of any mortgage or deed of trust ("Holder") to make this Lease subordinate to the lien of any lease, mortgage or deed of trust, as the case may be.

          (b) Possible Priority of Lease. If a Lessor or a Holder advises
              --------------------------
Landlord that it desires or requires this Lease to be prior and superior to a lease, mortgage or deed of trust, Landlord may notify Tenant. Within seven (7) days of Landlord's notice, Tenant shall execute, have acknowledged and deliver to Landlord any and all documents or instruments, in the form presented to Tenant, which Landlord, Lessor or Holder deems necessary or desirable to make this Lease prior and superior to the lease, mortgage or deed of trust.

          (c) Recognition or Attornment Agreement. If Landlord or Holder
              -----------------------------------
requests Tenant to execute a document subordinating this Lease, the document shall provide that, so long as Tenant is not in default, Lessor or Holder shall agree to enter into either a recognition or attornment agreement with Tenant, or a new lease with Tenant upon the same terms and conditions as to possession of the Premises, which shall provide that Tenant may continue to occupy the Premises so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Concurrently with Tenant's execution of this Lease, Tenant shall execute, acknowledge and deliver to Landlord a subordination, non-disturbance and attornment agreement in the form of Exhibit "G" attached hereto.

     25. Transfer of the Property. Upon transfer of the Property and assignment
         ------------------------
of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations of Landlord contained in or derived from this Lease occurring after the consummation of the transfer and assignment (provided that the transferee in question assumes such obligations of Landlord), and from all liability for the Security Deposit (provided that the Security Deposit (or the then unapplied balance thereof) is transferred to the transferee in question). Tenant shall attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding.

     26. Estoppel Certificates. Within ten (10) days following written request
         ---------------------
by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in the form prepared by Landlord. The certificate shall: (i) certify that this Lease is unmodified and in full force and effect or, if modified, state the nature of the modification and certify that this Lease, as so modified, is in full force and effect, and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of the Landlord, state the nature of the uncured default; and (iii) evidence the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Property from Landlord.

     27. Mortgagee Protection. In the event of any default on the part of
         --------------------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Property and shall offer the beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Property or the Premises by power of sale or a judicial foreclosure, if such should provide necessary to effect a cure.

     28. Attorneys' Fees. If either party shall bring any action or legal
         ---------------
proceeding for damages for an alleged breach of any provision of this Lease, to recover rent or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover, as a part of the action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court or jury. The prevailing party shall be the party which secures a final judgment in its favor.

     29. Brokers. Landlord and Tenant each warrants and represents to the other
         -------
that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any other broker or individual for commissions or fees resulting from this Lease by virtue of having dealt with the indemnifying party or its agents or representatives

     30. Parking. Tenant shall have the right to park in the Tenant's Building
         -------
parking facilities, exclusive of covered or reserved parking areas, in common with other tenants of the Tenant's Buildings, subject to the Rules. Tenant agrees not to use in excess of its proportionate share of parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether the parking facilities are becoming crowded. and to allocate and assign parking spaces among Tenant and the other tenants provided any such allocation or assignment is made by Landlord on a proportional basis (based on the relative size of space leased by Tenant and such other tenants). Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body.

     31. Utilities and Services. Landlord agrees to furnish or cause to be
         ----------------------
furnished, to the Premises the utilities and services described in the standards for Utilities and Services, set forth in Exhibit "D", subject to the conditions
                                         ----------
and in accordance with the standards set forth therein. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or deduction of Rent by reason of, no eviction of Tenant shall result from and, further, Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because, of Landlord's failure to furnish any of the foregoing when the failure is caused by accident, breakage, or repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond

Landlord's reasonable control. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service.

     32. Building Planning. If Landlord requires the Premises for use in
         -----------------
conjunction with another suite or for other reasons connected with its Building planning program, upon notifying Tenant in writing ("Relocation Notice"), Landlord shall have the right to move Tenant to other space in the Buildings of a size and quality (including improvements and floor plan) comparable to the Premises, to be reasonably determined by both Landlord and Tenant. If Landlord moves Tenant, Landlord shall reimburse Tenant for its reasonable moving expenses (including, without limitation, reasonable expenses incurred by Tenant in the physical relocation of Tenant's personal property from the Premises to the new space, in changing addresses on stationery and business cards, and in installing Tenant's telephone and computer systems in the new space) and the terms and conditions of this Lease shall remain in full force and effect, except that a revised Exhibit "A" shall become part of this Lease and shall reflect the
        ----------
location of the new space, and the Basic Lease Information shall be amended to include and state all correct data as to the new space. Neither Landlord nor its subsidiaries, agents, directors or employees shall be liable for any consequential damages of Tenant caused by a relocation.

     33. Acceptance. Delivery of this Lease, duly executed by Tenant,
         ----------
constitutes an offer to lease the Premises as set forth herein, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall become effective and binding only upon execution hereof by Landlord and delivery of a signed copy to Tenant. Upon acceptance of Tenant's offer to lease under the terms hereof and receipt by Landlord of the Rent for the first month of the Term and the Security Deposit in connection with Tenant's submission of the offer, Landlord shall be entitled to retain the sums and apply them to damages, costs and expenses incurred by Landlord if Tenant fails to occupy the Premises. If Landlord reject the offer, the sums shall be returned to Tenant.

     34. Use of Building Name. Tenant shall not employ the name of the Buildings
         --------------------
nor the name of the business in which the Building is located in the name or title of its business or occupation without Landlord's prior written consent, which consent Landlord may withhold in its sole discretion. Landlord reserves the right to change the name of the Building without Tenant's consent and without any liability to Landlord.

     35. Recording. Neither Landlord nor Tenant shall record this Lease, nor
         ---------
a short form memorandum of this Lease, without the prior written consent of the other.

     36. Quitclaim. Upon any termination of this Lease pursuant to its
         ---------
terms, Tenant, at Landlord's request, shall execute, have acknowledged and deliver to Landlord a quitclaim deed of all Tenant's interest in the Premises, Tenant's Building and Property created by this Lease, provided Landlord will prepare said quitclaim deed at its own expense and shall bear al costs in connection with the recording of he deed.

     37. Notices. Any notice or demand required or desired to be given under
         -------
this Lease shall be in writing and shall be given by hand delivery, electronic mail (e.g., telecopy) or the United States mail. Notices which are sent by electronic mail shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given when seventy-two (72) hours have elapsed after the notice was deposited in the United States mail, registered or certified, the postage prepaid, addressed to the party to be served. As of the date of execution of this Lease, the addresses of Landlord and Tenant are as specified in the Basic Lease Information. Either party may change its address by giving notice of the change in accordance with this Section.

     38.  Landlord's Exculpation. In the event of default, breach or violation
          ----------------------
by Landlord (which term includes Landlord's partners, co-venturers and co-tenants, and officers, directors, employees, agents and representatives of Landlord and Landlord's partners, co-venturers and co-tenants) of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Building and Property or the proceeds of a public sale of the ownership interest pursuant to the foreclosure of a judgment against Landlord. Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its ownership interest in the Tenant's Building.

     39.  Additional Structures. Any diminution or interference with light, air
          ---------------------
or view by any structure which may be erected on land adjacent to the Building shall in no way alter this Lease or impose any liability on Landlord.

     40.  General.
          -------

          (a)  Captions. The captions and headings used in this Lease are for
               --------
the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          (b)  Time. Time is of the essence for the performance of each term,
               ----
condition and covenant of this Lease.

          (c)  Severability. If any provision of this Lease is held to be
               ------------
invalid, illegal or unenforceable, the invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not been contained herein.

          (d)  Choice of Law; Construction. This Lease shall be construed and
               ---------------------------
enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

          (e)  Gender; Singular; Plural. When the context of this Lease
               ------------------------
requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

          (f)  Binding Effect. The covenants and agreements contained in this
               --------------
Lease shall be binding on the parties hereto and on their respective successors and assigns (to the extent this Lease is assignable).

          (g)  Waiver. The waiver of Landlord of any breach of any term,
               ------
condition or covenant of this Lease shall not be deemed to be a waiver of the provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of the payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless the waiver is in writing signed by Landlord.

          (h)  Entire Agreement. This Lease is the entire agreement between the
               ----------------
parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          (i)  [Intentionally deleted.]
               ------------------------

          (j)  Joint and Several Liability. If more than one party shall execute
               ---------------------------
this Lease as Tenant, the liability of each party executing this Lease on behalf of Tenant for the obligations of Tenant hereunder shall be joint and several.

          (k)  Counterpart. This Lease may be executed in counterparts, each of
               -----------
which shall be an original, but all counterparts shall constitute one (1) instrument.

          (1)  Exhibits. The Basic Lease Information and all exhibits attached
               --------
hereto are hereby incorporated herein and made an integral part hereof.

          IN WITNESS WHEREOF, the parties have executed this Lease effective as of the date first above written.

                                        LANDLORD:

                                        WHC-SIX REAL ESTATE LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By:  JER WHC-SIX SERVICES
                                             INC., a Virginia corporation,
                                             its Managing General Partner

                                             By:   /s/
                                                  ------------------------------
                                                  DERRICK McGAVIC
                                                  Vice President

                                        TENANT:

                                        ADVANCED TELECOMMUNICATIONS
                                        MODULES, INC. a California corporation

                                        By:   /s/ Andrew M. Vought
                                           -------------------------------------
                                        Name: Andrew M. Vought
                                             -----------------------------------
                                        Title:  VO, CFO
                                              ----------------------------------

                                  EXHIBIT "A"

                             [DIAGRAM OF PROPERTY]

                                  EXHIBIT "B"

                            [INTENTIONALLY OMITTED]

                                  EXHIBIT "C"

                        ACKNOWLEDGMENT OF COMMENCEMENT
                        ------------------------------

     This Acknowledgment is made as of __________, 19__ with reference to that certain Lease Agreement (hereinafter referred to as the "Lease") dated ______________, 19__ by and between __________________________ as "Landlord"
therein, and __________________________ as "Tenant" therein, for the demised premises situated at ____________________________________.

     The undersigned hereby confirms the following:

     1. That the Tenant accepted possession of the Premises (as described in said Lease) on ______________, 19__, and acknowledges that the premises are as represented by the Landlord and in good order, condition and repair, and that the improvements, if any, required to be made by Landlord under this Lease have been satisfactorily completed in all respects.

     2. That all conditions of said Lease to be performed by Landlord prerequisite to the full effectiveness of said Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature.

     3. That in accordance with the provisions of said Lease the commencement date of the term is _______________, 19__, and that, unless sooner terminated, the original term thereof expires on __________________, 19__.

     4. That said Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning said Lease.

     5. That there are no existing defenses which Tenant has against the enforcement of said Lease by Landlord and no offsets or credits against rentals.

     6. That the minimum rental obligation of said Lease is presently in effect and that all rentals, charges and other obligations on the part of Tenant under said Lease commenced to accrue on ______________, 19__.

     7. That the undersigned has not made any prior assignment, hypothecation or pledge of said Lease or of the rents hereunder.



LANDLORD:                               TENANT:
By:     ___________________________     By:     _____________________________
By:     ___________________________     By:     _____________________________
Date:   _____________                   Date:   _____________

                                  EXHIBIT "D"

                            UTILITIES AND SERVICES
                            ----------------------

     The standards set forth below for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, which do not materially affect Tenant's rights. Landlord shall give notice to Tenant, in accordance with provisions of this Lease, of material modification and additions.

     1.  Provision By Landlord. As long as Tenant is not in default under any of
         ---------------------
the terms of this Lease, Landlord shall:

         (a) Elevator. provide unattended automatic elevator facilities Monday
             --------
through Friday, except holidays, from 7:00 a.m. to 6:00 p.m., and have at least one elevator available at all other times.

         (b) Ventilation. Ventilate the Premises and furnish air-conditioning or
             -----------
heating Monday through Friday, except holidays, from 7:00 a.m. to 6:00 p.m. (and at other times for the additional charges described in Paragraph 2) to the extent required for the comfortable occupancy of the Premises, subject to governmental regulation. The air-conditioning system achieves maximum cooling when the window coverings and sliding glass doors are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all sliding glass doors in the Premises closed whenever the system is in operation. Tenant shall cooperate to the best of its ability at all times with Landlord and shall abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air-conditioning system. Tenant shall not connect any apparatus, device, conduit or pipe to the Tenant's Building's chilled and hot water air-conditioning supply lines. Tenant and Tenant's servants, employees, agents, visitors, licensees or contractors shall not enter at any time the mechanical installations or facilities of the Tenant's Building, or adjust, tamper with, touch or otherwise in any manner affect the installations or facilities. If any installation of partitions, equipment or fixtures by Tenant necessitates the re-balancing of the climate control equipment in the Premises, the re-balancing shall be performed by Landlord at Tenant's expense.

         (c) Electricity. Subject to the provisions of Paragraph 2, furnish to
             -----------
the Premises electric current as required by the Tenant's Building standard office lighting and fractional horsepower office business machines in an amount equal to normal office consumption. If Tenant's electrical installation or electrical consumption is in excess of the quantity described above, or extends beyond normal business hours, Tenant shall reimburse Landlord monthly for the measured consumption. Tenant shall not connect any apparatus or device with wires, conduits or pipes, or other means by which the services are supplied, for the purpose of using additional or unusual amounts of the services without the prior written consent of Landlord. At all times Tenant's use of electric current shall not exceed the capacity of the feeders to the Tenant's Building or the risers or wiring installation, except as provided in working drawings approved by Landlord.

         (d) Water. Make water available in public areas for drinking and
             -----
lavatory purposes only.

         (e) Janitorial Service. Provide building standard janitorial service to
             ------------------
the Premises, provided the Premises are used exclusively as offices, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord any cost incurred by landlord for janitorial services in excess of those generally provided for other tenants in the Tenant's Building. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish.

     2.  Operating Expenses; Additional Charges. The cost of utilities and
         --------------------------------------
services shall be included as part of Operating Expenses under the Lease, except that Landlord may impose a direct charge upon Tenant for any utilities and services including air-conditioning, electric current, water and janitorial service, required to be provided by Landlord by reason of (i) any use of the Premises at any time other than between the hours of 7:00 a.m. and 6:00 p.m. Monday through Friday, except holidays; (ii) any use beyond what Landlord agrees to furnish as described above; or (iii) special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses.

     3.  Rules and Regulations. Tenant agrees to cooperate at all times with
         ---------------------
Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the use of the utilities and services. Any failure to pay any excess costs as described above with the next installment of Rent due after receipt of a statement for such services shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights granted in this Lease for a breach.

     4.  Stopping of Service. Landlord reserves the right to stop services of
         -------------------
the elevator, plumbing, ventilation, air-conditioning and electric systems when necessary by reason of accident or emergency, or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until the repairs, alterations or improvements have been completed. Landlord shall have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air-conditioning or electric service when prevented by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's reasonable control.

     5.  Notice. To the extent practical, Landlord shall attempt to give Tenant
         ------
notice of proposed shutdowns of services.

                                  EXHIBIT "E"

                             RULES AND REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Tenant's Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

     2. The directory of the Tenant's Building will be provided exclusively for the display of the name and location of tenants, and Landlord reserves the right to exclude any other names therefrom. Landlord shall pay the cost of Tenant's initial listing in the Building Directory, and Tenant shall pay the cost of any changes by Tenant.

     3. Except as consented to in writing by Landlord or in accordance with Tenant's Building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

     4. Tenant shall not obstruct any sidewalks, halls, lobbies, passages, exits, entrances, elevators or stairways of the Tenant's Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Tenant's Building or make any roof or terrace penetrations. Tenant shall not allow anything to be placed on the outside terraces or balconies without the prior written consent of Landlord.

     5. All cleaning and janitorial services for the Tenant's Building shall be provided exclusively through Landlord, and, except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Tenant's Building for the purpose of cleaning. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or any damage to any Tenant's property by the janitor or any other employee or person.

     6. Landlord will furnish Tenant, free of charge, with two keys to Tenant's suite entrance. Landlord may make a reasonable charge for any additional keys and for having any locks changed. Tenant shall not alter any lock or new additional lock or bolt on any door of its Premises without Landlord's prior written consent. Tenant shall deliver to Landlord, upon the termination of its tenancy, the keys to all locks for doors on the Premises, and in the event of loss of any keys furnished by Landlord, shall pay Landlord therefor.

     7. If Tenant requires electronic door locks, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

     8. The elevators shall be available for use by all tenants in the Tenant's Building, subject to reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Tenant's Building or carried in the elevators except between the hours, in the manner and in the elevators as may be designated by Landlord.

     9. Tenant shall not place a load upon any floor of the Premises which exceeds the maximum load per square foot which the floor was designed to carry and which is allowed by law. Tenant's business machines and mechanical equipment which cause noise or vibration which may be transmitted to the structure of the Tenant's Building or to any space therein, and which is objectionable to Landlord or to any tenants in the Tenant's Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

     10. Tenant shall not use or keep in the Premises any toxic or hazardous materials or any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the tenant's Building by reason of noise, odors or vibrations. No animal, except seeing eye dogs when in the company of their masters, may be brought into or kept in the Tenant's Building.

     11. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord, unless Tenant receives the prior written consent of Landlord.

     12. Tenant shall cooperate fully with the Landlord to assure the most effective operation of the Tenant's Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

Tenant shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors and sliding glass doors closed, and shall close window coverings at the end of each business day.

     13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Tenant's Building.

     14. Landlord reserves the right to exclude any person from the Tenant's Building between the hours of 6:00 p.m. and 8:00 a.m., the following day, or any other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, unless that person is known to the person or employee in charge of the Tenant's Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of those persons. Landlord shall not be liable for damages for any error in admitting or excluding any person from the Tenant's Building. Landlord reserves the right to prevent access to the Tenant's Building by closing the doors or by other appropriate action in case of invasion, mob, riot, public excitement or other commotion.

     15. Tenant shall close and lock the doors of its Premises, shut off all water faucets or other water apparatus and turn off all lights and other equipment which is not required to be continuously run. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Tenant's Building or Landlord for noncompliance with this Rule.

     16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be placed therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     17. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Tenant's Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Tenant's Building or elsewhere.

     18. Tenant shall not cut or bore holes for wires in the partitions, woodwork or plaster of the Premises. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair, or be responsible for the cost of repair of, any damage resulting from noncompliance with this Rule.

     19. Tenant shall not install, maintain or operate upon the Premises any vending machine without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     20. Canvassing, soliciting and distributing handbills or any other written material and peddling in the Buildings are prohibited, and each tenant shall cooperate to prevent these activities.

     21. Landlord reserves the right to exclude or expel from the Buildings any person who, in Landlord's judgement, is intoxicated or under the influence of liquor or drugs, or who is in violation of any of the Rules and Regulations of the Buildings.

     22. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal within the Buildings. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

     23. Use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages and microwaving food shall be permitted, provided that the equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     24. Tenant shall not use the name of the Buildings in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord.

     25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. Tenant shall be responsible for any increased insurance premiums attributable to Tenant's use of the Premises, Buildings or Property.

     26. Tenant assumes any and all responsibility for protecting its Premises from theft and robbery, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

     27. Tenant shall not use the Premises, or suffer or permit anything to be done on, in or about the Premises, which may result in an increase to Landlord in the cost of insurance maintained by landlord on the Building and Common Areas.

to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

        29. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or other reserved parking spaces. Tenant shall not leave vehicles in the Property's parking areas overnight, nor park any vehicles in the Property's parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one (1) parking space.

        30. The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the discretion and approval of Landlord, and move-ins and move-outs shall take place only after 6:00 p.m. on weekdays, on weekends, or at other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause the movers to use only the entry doors and elevators designated by Landlord. If Tenant's movers damage the elevator or any other part of the Property, Tenant shall pay to Landlord the amount required to repair the damage.

        31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing the Rules and Regulations against any or all of the Tenant's Building.

        32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of the premises in the Tenant's Building.

        33. Landlord reserves the right to make other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Tenant's Building and for the preservation of good order therein. Tenant agrees to abide by all Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

        34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                  EXHIBIT "F"
                                  -----------

             ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

    The purpose of this form is to obtain information regarding the use of hazardous substances on the premises. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

    Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the form should be mailed to:

                        Insignia Commercial Group, Inc.
                        ------------------------------------
                        160 W. Santa Clara St., Ste. 1350
                        ------------------------------------
                        San Jose, CA 95113
                        ------------------------------------
                        Attn: Mr. Mark E. Schmidt
                        ------------------------------------
                        Phone:(408) 288-2900
                        ------------------------------------

1. GENERAL INFORMATION

   Name of Responding Company:__________________________________________________

   Check the Applicable Status:

        Prospective Tenant [_]          Existing Tenant [_]

   Mailing Address:_____________________________________________________________
   ____________________________________________________________________________

   Contact Person and Title:____________________________________________________

   Telephone Number:(   )_____________-________________

   Address of Leased Premises:__________________________________________________

   Length of Lease Term:________________________________________________________

   Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.
   _____________________________________________________________________________
   _____________________________________________________________________________

2. STORAGE OF HAZARDOUS MATERIALS

   2.1 Will any hazardous materials be used or stored on-site?
        Wastes                  Yes [_]         No [_]
        Chemical Products       Yes [_]         No [_]

   2.2 Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55 gallon drums on concrete pad).

3. STORAGE TANKS & SUMPS

   3.1 Is any above or below ground storage of gasoline, diesel, or other hazardous substances in tanks or sumps proposed or currently conducted on the premises?

       Yes [_]         No [_]

       If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

   3.2 Have any of the tanks or sumps been inspected or tested for leakage?

       Yes [_]         No [_]

       If so, attach the results.

   3.3 Have any spills or leaks occurred from such tanks or sumps?

       Yes [_]         No [_]

       If so, describe.

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

   3.4 Were any regulatory agencies notified of the spill or leak?

       Yes [_]         No [_]

       If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

   3.5 Have any underground storage tanks or sumps been taken out of service or removed?

       Yes [_]         No [_]

       If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4. SPILLS

   4.1 During the past year, have any spills occurred on the premises?

       Yes [_]              No [_]

   4.2 Were any agencies notified in connection with such spills?

       Yes [_]              No [_]

       If so, attach copies of any spill reports or other correspondence with regulatory agencies.

   4.3 Were any clean-up actions undertaken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

5. WASTE MANAGEMENT
   5.1 Has your company been issued an EPA Hazardous Waste Generator I.D.
       Number?

       Yes [_]              No [_]

   5.2 Has your company filed a biennial report as a hazardous waste generator?

       Yes [_]              No [_]

       If so, attach a copy of the most recent report filed.

   5.3 Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

   5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
   5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

       ------------------------------------------------------------------------

   5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

       Yes [_]              No [_]

       If yes, please describe any existing or proposed treatment methods.
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

   5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6. WASTEWATER TREATMENT/DISCHARGE

   6.1 Do you discharge wastewater to:
        ________storm drain?            ________sewer?
        ________surface water?          ________no industrial discharge

   6.2 Is your wastewater treated before discharge?

       Yes [_]          No [_]

       If yes, describe the type of treatment conducted.
       _________________________________________________________________________

   6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7. AIR DISCHARGES

   7.1 Do you have any air filtration systems or stacks that discharge into the air?

       Yes [_]          No [_]

   7.2 Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

        ______  Spray booth
        ______  Dip tank
        ______  Drying oven
        ______  Incinerator
        ______  Other (Please Describe)
        ______  No Equipment Requiring Air Permits

   7.3  Are air emissions from your operations monitored?

        Yes [_]    No [_]

        If so, indicate the frequency of monitoring and a description of the monitoring results.

        _______________________________________________________________________

   7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

8. HAZARDOUS MATERIALS DISCLOSURES

   8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

        Yes [_]    No [_]

   8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirements?

        Yes [_]    No [_]

        If so, attach a copy of the business plan.

   8.3 Are any of the chemicals used in your operations regulated under Proposition 65?

        Yes [_]    No [_]

        If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

        ______________________________________________________________________

   8.4 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

        ______________________________________________________________________

9. ENFORCEMENT ACTIONS, COMPLAINTS

   9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

        Yes [_]    No [_]

        If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

        ______________________________________________________________________

   9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

        Yes [_]    No [_]

   9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

        Yes [_]    No [_]

   9.4 Has an environmental audit ever been conducted at your company's current facility?

        Yes [_]    No [_]

        If so, discuss the results of the audit.

        ______________________________________________________________________

   9.5 Have there ever been any problems or complaints from neighbors at the company's current facility?

        Yes [_]    No [_]



____________________________________________
Company

By: [SIGNATURE ILLEGIBLE]
    ________________________________________

          Title:     VP, CFO
                 ___________________________

                       Date:  26 July 1996
                             _______________